EXHIBIT 10.6

                                                                 EXECUTION COPY






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                          CONSENT AND RELEASE AGREEMENT

                               dated July 31, 2001

                                      among


                            LEVI STRAUSS FUNDING, LLC
                                 as Transferor,
                                 -------------

                   LEVI STRAUSS FINANCIAL CENTER CORPORATION,
                             as Seller and Servicer,
                             ----------------------

                               LEVI STRAUSS & CO.,
                           as Borrower and Originator,
                           --------------------------

                      LEVI STRAUSS RECEIVABLES FUNDING, LLC
                                   as Issuer,
                                   ---------

                                 CITIBANK, N.A.,
                              as Indenture Trustee,
                              --------------------

                                       and

                             BANK OF AMERICA, N.A.,
                                    as Agent
                                    --------



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


                                                TABLE OF CONTENTS


                                                    ARTICLE I
                                                   DEFINITIONS


SECTION 1.01.  Defined Terms................................................................ ............2
SECTION 1.02.  References to Terms Defined in the Purchaser Documents and
               the Bank Loan Documents...................................................................6

                                                   ARTICLE II
                                            INTERCREDITOR PROVISIONS

SECTION 2.01.  Priorities of Purchased Property..........................................................6
SECTION 2.02.  Respective Interests in Purchased Property and Collateral.................................7
SECTION 2.03.  Distribution of Proceeds..................................................................8
SECTION 2.04.  Lockbox Accounts; Application of Collections..............................................8
SECTION 2.05.  Enforcement Actions.......................................................................9
SECTION 2.06.  Access to and Use of Collateral..........................................................10
SECTION 2.07.  Agency for Perfection and Control........................................................10
SECTION 2.08.  UCC Notices..............................................................................11
SECTION 2.09.  Independent Credit Investigations........................................................11
SECTION 2.10.  Limitation on Liability of Parties to Each Other.........................................11
SECTION 2.11.  Marshalling of Assets....................................................................11
SECTION 2.12.  Effect upon Bank Loan Documents and Purchaser Documents..................................11
SECTION 2.13.  Further Assurances.......................................................................12

                                                  ARTICLE III
                                                 MISCELLANEOUS

SECTION 3.01.  Notices..................................................................................12
SECTION 3.02.  Agreement Absolute.......................................................................13
SECTION 3.03.  Successors and Assigns...................................................................13
SECTION 3.04.  Third-Party Beneficiaries................................................................13
SECTION 3.05.  Amendments, Etc..........................................................................13
SECTION 3.06.  Section Titles...........................................................................13
SECTION 3.07.  Severability.............................................................................13
SECTION 3.08.  Execution in Counterparts................................................................13
SECTION 3.09.  Governing Law............................................................................14
SECTION 3.10.  Submission to Jurisdiction...............................................................14
SECTION 3.11.  Consent to Service of Process............................................................14
SECTION 3.12.  Waiver of Jury Trial.....................................................................14



                          CONSENT AND RELEASE AGREEMENT


                This CONSENT AND RELEASE AGREEMENT dated as of July 31, 2001, is entered into by and among LEVI STRAUSS FUNDING, LLC (the "Transferor"), LEVI
                                                             ----------
STRAUSS  FINANCIAL CENTER  CORPORATION,  ("LS Financial" or the "Seller"),  LEVI
                                           ------------          ------
STRAUSS & CO., ("LS&Co." or the "Originator"), LEVI STRAUSS RECEIVABLES FUNDING,
                 -----           ----------
LLC (the "Issuer"),  CITIBANK,  N.A., not individually but as Indenture  Trustee
          ------
(the "Indenture  Trustee") and BANK OF AMERICA,  N.A. ("Bank of America") in its
      ------------------                                ---------------
capacity as  administrative  agent and  collateral  agent (the  "Agent") for the
                                                                 -----
financial institutions (the "Lenders") party to the Credit Agreement referred to
                             -------
below.

                             PRELIMINARY STATEMENTS

                1. The Originator has agreed to sell, transfer and assign to the Seller and the Seller has agreed to purchase from the Originator, all of the right, title and interest of the Originator in and to certain receivables, including the Purchased Receivables (as hereinafter defined) pursuant to a Third Amended and Fully Restated Receivables Purchase and Sale Agreement dated as of January 28, 2000 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Receivables Purchase and Sale Agreement")
                                    ------------------------------------------
between the Originator and the Seller, and the Seller has further agreed to sell, transfer and assign to the Transferor, and the Transferor has agreed to purchase from the Seller, all of the right, title and interest of the Seller in and to certain receivables, including the Purchased Receivables, pursuant to a Receivables Purchase and Sale Agreement dated as of January 28, 2000, among the Originator, the Seller, Levi Strauss Funding Corp. and the Transferor (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement").
              --------------------------

                2. The Issuer, the Transferor, the Seller (including in its capacity as servicer (the "Servicer"), and Levi Strauss Securitization Corp., as
                           --------
SPC Member, are parties to a Receivables Purchase Agreement dated as of July 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), pursuant to which each of the Seller and the
 ------------------------------
Transferor has agreed to sell to the Issuer all its respective right, title and interest in and to the Purchased Receivables and the Servicer has agreed to service the Purchased Receivables on behalf of the Issuer and the Issuer's assignees, including the Indenture Trustee. The Receivables Purchase and Sale Agreement and the Receivables Sale Agreement are sometimes hereinafter referred to collectively as the "Receivables Sale Agreements" and the Receivables Sale
                         -----------------------------
Agreements and the Receivables Purchase Agreement are sometimes hereinafter referred to collectively as the "Purchase Agreements"). From and after the date
                                 -------------------
of the initial purchase under the Receivables Purchase Agreement, the Receivables Sale Agreement shall terminate, the Transferor shall cease to purchase Receivables from the Seller and the Seller shall sell to the Issuer directly all of the Purchased Receivables.

                3. The Issuer is party to a certain  Indenture (the "Indenture")
                                                                     ---------
dated as of July 31, 2001 whereby it has pledged to the Indenture Trustee all of its right, title and interest in and to, among other things, the Purchased Receivables.

                4. LS&Co., the Lenders and the Agent are parties to that certain credit agreement (as amended, supplemented, modified, restated, replaced or refinanced from time to time, with the same or a different group of lenders, issuing banks or bank agents, the "Credit Agreement") dated as of February 1,
                                    -----------------
2001 among the Originator, as borrower, the initial lenders, initial issuing banks and swing line lenders party thereto, Bank of America, as administrative agent and collateral agent, Bank of America Securities LLC and Salomon Smith Barney Inc., as co-lead arrangers and joint book managers, Citicorp USA, Inc., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

                5. Each of the Seller and the Transferor are guarantors of LS&Co.'s obligations under the Credit Agreement.

                6. To secure their respective obligations to the Agent and the Lenders under the Credit Agreement and the guaranties executed in connection therewith, each of the Originator, the Seller and the Transferor have granted to the Agent, for the benefit of the Lenders, a security interest in certain collateral, including but not limited to the Receivables (as hereinafter defined) and proceeds thereof.

                7. It is a condition precedent to the making of the initial purchase under the Receivables Purchase Agreement and to the issuance of the Notes pursuant to the Indenture that the parties hereto enter into this Agreement.

                8. The parties hereto have agreed to enter into this Agreement to set forth provisions regarding the allocation of priorities in, and the enforcement of remedies with respect to, the Purchased Property (as hereinafter defined) and with respect to the Collateral (as hereinafter defined);

                NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

                                   ARTICLE I
                                   DEFINITIONS

                SECTION 1.01.  Defined Terms.  As  used  in this  Agreement, the
                               -------------
following capitalized terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). The term "Agreement" shall mean this Consent and Release Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                "Bank Claim" means all "Obligations" (as such term is defined in
                 ----------
the Credit Agreement) of the Loan Parties under the Bank Loan Documents.

                "Bank Collateral" means  all  property and interests in property
                 ---------------
now owned or hereafter acquired by Originator or any subsidiary of Originator (other than Issuer) in or upon which a security interest, lien or mortgage is granted by Originator or such subsidiary to the Agent under any of the Bank Loan Documents.

                "Bank Collateral Documents" means all "Collateral Documents" (as
                 -------------------------
such term is defined in the Credit Agreement).

                "Bank Loan Documents" has  the meaning  specified  for  the term
                 -------------------
"Loan Documents" in the Credit Agreement.

                "Borrower" has the meaning specified in the Credit Agreement.
                 --------

                "Business Day" means any day excluding Saturday, Sunday  and any
                 ------------
day which is a legal holiday under the laws of the State of California, Oregon or the State of New York or is a day on which banking institutions located in any of such states are closed.

                "Claim"   means  the Bank  Claim  or the  Purchaser  Claim,  as
                 -----
applicable.

                "Collateral"  means  all  Bank  Collateral  which  does  not
                 ----------
constitute Purchased Property.

                "Collection Account" has the meaning specified in the
                 ------------------
Indenture.

                "Collections" means, with respect to  any  Receivable,  all cash
                 -----------
collections and other proceeds of such Receivable, including without limitation, all proceeds of Related Security (including late charges, fees and interest arising thereon, and all recoveries with respect thereto that have been written off as uncollectible).

                "Companies" means,  collectively, the Originator, the Seller and
                 ---------
the Transferor, and "Company" means any one of such Companies.
                     -------

                "Company Claim" means all of  the indebtedness, obligations  and
                 -------------
other liabilities of the Issuer to the Transferor or the Seller, including, but not limited to, obligations evidenced by any Subordinated Note, and all costs of collection or enforcement thereof.

                "Contract"  means any  agreement  or  invoice  pursuant  to,  or
                 --------
under which, an Obligor shall be obligated to make payments with respect to any Receivable.

                "Enforcement  Period"  means,  collectively or individually, (i)
                 -------------------
any period from and after an acceleration of the Notes during which the Indenture Trustee is exercising any remedies under the Indenture to sell or foreclose on the Purchased Property or (ii) any period from and after a default under the Bank Loan Documents during which the Bank Agent is exercising any remedies under the Bank Loan Documents against or with respect to the Collateral.

                "Indenture Supplement" means  each  supplement  to the Indenture
                 --------------------
evidencing the terms applicable to a particular Series of Notes.

                "Lenders" means the financial  institutions  party to the Credit
                 -------
Agreement, including any such institutions in their capacity as lenders, swing-line lenders, issuing banks, co-lead arrangers, joint book managers, syndication agent or documentation agent.

                "Loan Parties" means, collectively, the Borrower, the Seller and
                 ------------
the Transferor and each other subsidiary of the Borrower which has guaranteed the Bank Claim or executed a Bank Collateral Document.

                "Lockbox  Account"  means  any  lockbox  account,  concentration
                 ----------------
account, depository account or similar account (including any associated demand deposit account) established by the Originator, the Seller, the Servicer, the Transferor or the Issuer and into which any Collections are deposited.

                "Noteholders" has the meaning specified in the Indenture.
                 -----------

                "Notes" has the meaning specified in the Indenture.
                 -----

                "Obligor" means,  with respect  to any Receivable, the Person or
                 -------
Persons obligated to make payments in respect thereof.

                "Person" means  an  individual, corporation,  trust (including a
                 ------
business trust), joint-stock company, limited liability company, unincorporated organization, association, partnership, joint venture, governmental authority or any other entity.

                "Purchase Termination Date" means  the date  on which the Issuer
                 -------------------------
ceases to purchase, and the Seller ceases to sell, Receivables under the Receivables Purchase Agreement.

                "Purchased Property" means (i)  the  Purchased Receivables, (ii)
                 -------------------
the Related Security related to such Purchased Receivables, (iii) Collections of such Purchased Receivables, (iv) all rights of the Transferor (directly or as assignee) under the Receivables Sale Agreements, (v) all rights of the Seller under the Receivables Purchase and Sale Agreement, (vi) the Lockbox Accounts, the Collection Account and each other account established pursuant to the Indenture for the benefit of the Issuer or any Noteholders and (vii) all proceeds of the foregoing.

                "Purchased Receivables"  means  all  Receivables  now  owned  or
                 ---------------------
hereafter existing and arising through the Purchase Termination Date which are sold or purported to be sold, contributed or otherwise transferred to the Issuer under and pursuant to the terms of the Receivables Purchase Agreement. It is expressly understood that the term Purchased Receivables shall not include Receivables arising after the Purchase Termination Date.

                "Purchaser  Claim"  means  all  obligations   of   any   Company
                 ----------------
(including in its capacity as Servicer or otherwise) to, or which have been assigned to or entered into in favor of, the Indenture Trustee or any Noteholder arising under any Purchaser Document and all obligations of any Obligor arising under any Purchased Receivable, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Issuer thereunder, any interest thereon, any repayment obligations, indemnity payments, fees or expenses due thereunder, and any costs of collection or enforcement.

                "Purchaser Claim Termination Date"  means  any date on which (i)
                 --------------------------------
the Purchaser Claim has been paid and satisfied in full in cash or (ii) the Indenture shall have been completely terminated, and the Indenture Trustee shall have released its lien on the Purchased Property in accordance with the Indenture.

                "Purchaser Documents" means the Receivables Purchase  Agreement,
                 -------------------
the Subordinated Note, the Indenture, and each Indenture Supplement.

                "Receivable" means, the indebtedness of an Obligor arising under
                 ----------
a Contract with the Originator from the sale of merchandise or services by or on behalf of the Originator, whether constituting an account, chattel paper, instrument or general intangible and shall include the right of payment of any interest, finance charges, returned check or late charges and other obligations of such Obligor with respect thereto.

                "Records" shall  mean  all Contracts, purchase orders, invoices,
                 -------
customer lists, credit files and other agreements, documents, books, records and other media for the storage of information (including without limitation tapes, disks, punch cards, computer software and databases and related property) with respect to the Receivables, the Related Security and/or the related Obligors; provided, that Records shall not include any software licenses to the extent
--------
that the assignment thereof to the Issuer would breach the terms of such licenses.

                "Related Security" shall mean, with respect to each Receivable:
                 ----------------

                (i) all security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable;

                (ii) all guaranties, letters of credit, insurance, warranties, indemnities and other agreements or arrangements of whatever character from time to time supporting or securing the payment obligation of the Obligor with respect to such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                (iii) all of the Originator's, the Seller's, the Transferor's and the Issuer's interest in the specific items of goods (including Returned Goods), if any, the sale, financing, lease or licensing of which gave rise to such Receivable;

                (iv)  all Records related to such Receivable;

                (v) all service contracts and other contracts and agreements associated with such Receivable; and

                (vi)  all proceeds of any of the foregoing.

                "Repurchased Receivables" means any Purchased Receivables  which
                 -----------------------
are re-assigned from the Issuer to the Seller, the Transferor or the Originator under and in accordance with the terms of the Receivables Purchase Agreement.

                "Returned Goods"  means  all right,  title  and interest  of any
                 --------------
Originator, the Seller or the Transferor, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Purchased Receivable.

                "Returned Goods  Lien"  has  the  meaning specified  in  Section
                 --------------------
2.01(a).

                "Series" has the meaning specified in the Indenture.
                 ------

                "Subordinated Note" has the meaning specified in the Receivables
                 -----------------
Purchase Agreement.

                "UCC" means the Uniform Commercial  Code as from time to time in
                 ---
effect in the applicable jurisdictions.

                "Unsold Receivables" means any Receivables other than  Purchased
                 ------------------
Receivables.

                SECTION 1.02.  References to  Terms  Defined  in  the  Purchaser
                               -------------------------------------------------
Documents and the Bank Loan Documents.   Whenever  in  Section  1.01  a  term is
--------------------------------------
defined by reference to the meaning specified in any of the Purchaser Documents or Bank Loan Documents, then, unless otherwise specified herein, such term shall have the meaning specified in such Purchaser Documents or Bank Loan Documents, as the case may be, as in existence on the date hereof, without giving effect to any amendments of such term as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.

                                   ARTICLE II
                            INTERCREDITOR PROVISIONS

                SECTION 2.01.  Priorities of Purchased  Property.  (a)  Notwith-
                               ---------------------------------
standing any provision of the UCC, any applicable law or decision or any of the Bank Loan Documents or Purchaser Documents, the Agent hereby agrees that, upon the sale or other transfer of an interest in each Purchased Receivable to the Issuer, any lien, claim, encumbrance, security interest or other interest acquired by the Agent or any Lender in such Purchased Receivable and proceeds thereof (other than the proceeds payable to the Transferor or the Seller by the Issuer in consideration for such sale or transfer) and any other Purchased Property relating thereto shall automatically and without further action cease and be released, and the Agent and the Lenders shall have no lien, claim, encumbrance, security interest or other interest or right therein; provided, however, that nothing in this Section 2.01 shall be deemed to constitute a release by the Agent of:

                    (i) its lien on and security interest in the proceeds received by any Company from the sale or other transfer of the Purchased Receivables (including, without limitation, cash payments made by the Issuer and any Subordinated Note issued by the Issuer in favor of, or endorsed to, any Company, each in connection with such sales);

                    (ii) any lien on, security interest in or assignment of any Company Claim;

                    (iii) any  lien, claim,  encumbrance, security  interest  or other Interest or right the Agent has in any Unsold Receivables and the proceeds thereof, including without limitation, Collections of Unsold Receivables which are at any time deposited in any Lockbox Accounts or the Collection Account;

                    (iv) any lien, claim, encumbrance, security interest or other interest or right the Agent may have in any Subordinated Note or in any capital or equity interests of the Issuer which are owned by any Company or other affiliate or in any other right of any Company or any affiliate other than the Issuer to receive any residual value in the Purchased Property from and after the time that all of the Notes have been paid in full and the lien of the Indenture has been terminated;

                    (v) any lien, claim, encumbrance, security interest or other interest or right the Agent may have in any property of a Company (including any capital or equity interests of any Company) which does not constitute Purchased Property; and

                    (vi) any lien, claim, encumbrance, security interest or other interest or right the Agent may have in any interest of a Company in Returned Goods (collectively, a "Returned Goods
                                                                  --------------
                Lien")or in any Repurchased Receivables.
                ----

                (b) For purposes of the foregoing, it is expressly understood that (i) the security interest of the Agent in Returned Goods or Repurchased Receivables shall not attach while such items are property of the Issuer; (ii) from and after the payment of all adjustments owed by any Company under the Receivables Purchase Agreement in respect of such Repurchased Receivables or in respect of the Receivables relating to such Returned Goods (including by way of adjustments to the Subordinated Note), the Issuer shall have no further interests in such Repurchased Receivables and/or Returned Goods and such Repurchased Receivables and/or Returned Goods shall automatically be deemed to have been transferred from the Issuer to the Seller without the need for further action on the part of such parties; and (iii) upon any such transfer to any Company, the security interest of the Agent shall reattach to such Repurchased Receivables and/or Returned Goods. It is further expressly understood and agreed that the interest in goods included in clause (iii) of the definition of Related Security extends only to rights in respect of the specific items the sale, financing, lease or licensing of which has given rise to a Receivable and does not include an interest in goods owned by any Company the subsequent sale, financing, lease or licensing of which may create a Receivable.

               (c) The Agent hereby acknowledges that the Subordinated Note is subordinated to the payment of the Notes and agrees that its rights against the Issuer as obligor under the Subordinated Note are subject to the terms thereof.

                SECTION 2.02. Respective  Interests  in  Purchased  Property and
                              --------------------------------------------------
Collateral.  Each of the  Indenture  Trustee and the Issuer  agrees that it does
----------
not have and shall not have any property interest, security interest in, lien upon or interest in any Collateral. Except for all rights of access to and use of Records and except as otherwise provided in Section 2.01(a), the Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Purchased Property.

                SECTION 2.03.  Distribution  of  Proceeds.  At  all  times,  all
                               --------------------------
proceeds of Collateral and Purchased Property (including proceeds received in the Collection Account) shall be distributed in accordance with the following procedure:

                (a) All collections an d other proceeds of the Collateral shall be paid or delivered to the Borrower (or its designee) or as otherwise required by applicable law.

                (b) All Collections and other proceeds of the Purchased Property shall be paid or delivered to the Indenture Trustee for application in accordance with the terms of the Indenture until the Purchaser Claim Termination Date, at which time any remaining Collections and proceeds shall be paid to the Issuer (or its designee) in accordance with the terms of the Indenture or as otherwise required by applicable law.

                SECTION 2.04. Lockbox  Accounts;  Application  of   Collections.
                              -------------------------------------------------
                (a) The Indenture Trustee and the Issuer each hereby acknowledge
        (i) that the Companies will deliver to the Agent the Subordinated Note issued by the Issuer, as security for the Bank Claim and (ii) that the Borrower (or its designee) shall be entitled to Collections of Unsold Receivables which may be deposited in the Lockbox Accounts or the Collection Account. From and after the date on which the Issuer ceases to purchase Receivables from the Seller, the Servicer shall promptly notify the Indenture Trustee and the Agent of any Collections of Unsold Receivables which are deposited in any Lockbox Account or the Collection Account and shall promptly identify such funds to the Indenture Trustee with instructions to deliver such funds to the Borrower (or its designee).

                (b) For purposes of determining whether specific Collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties hereto agree as follows:

                    (i) All payments made by an Obligor which is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables, and all payments made by an Obligor which is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

                    (ii) All payments made by an Obligor which is  obligated  to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments are to be applied, and, absent such designation, such payments shall be applied against the oldest outstanding Receivables or portion thereof owed by such Obligor to the extent such oldest Receivable or portion thereof is not in dispute.

                (c) Subject to the terms and conditions of this Section 2.04(c), he Indenture Trustee agrees that, unless the Agent has notified the Indenture Trustee that the Bank Claim has been satisfied in full in cash, (i) it shall not release its control over the Lockbox Accounts to the

        Issuer without the prior written consent of the Agent, and (ii) it shall, from and after the date that the Indenture has been terminated in accordance with its terms and all obligations of the Issuer thereunder have been satisfied, transfer to the Agent the Indenture Trustee's control over the Lockbox Accounts upon receipt by the
        Indenture Trustee of a certificate of the Servicer to the effect that either (x) the Purchaser Claim Termination Date has occurred or (y) that all outstanding Purchased Receivables have been paid in full in cash or written-off as uncollectible. If the Agent has so notified the Indenture Trustee of satisfaction of the Bank Claim, the Indenture Trustee shall release control of the Lockbox Accounts without any such consent of, or transfer of control to, the Agent. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Indenture Trustee. Notwithstanding any such transfer, all Collections and other proceeds subsequently deposited into the Lockbox Accounts or the Collection Account on account of the Purchased Property shall be delivered to the Issuer as provided in
        Section 2.03(b) above.

                (d) In order to effect more fully the provisions of this Agreement, the parties hereto agree that: (i)in the event that the Agent shall foreclose or otherwise dispose of any inventory with which Returned Goods have been commingled, the Indenture Trustee shall be allowed to have a representative observe such foreclosure or disposition and the Agent's application of proceeds received therefrom; (ii) in the event that the Indenture Trustee shall foreclose or otherwise dispose of any Returned Goods which have been commingled with other inventory, the Agent shall be allowed to have a representative observe such foreclosure or disposition and the Indenture Trustee's application of proceeds therefrom; and (iii) neither the Agent, the Indenture Trustee, the Issuer nor any Company, shall, before the Purchaser Claim Termination Date, send any notices to any Obligor of any Receivable directing such Obligor to remit Collections of any Receivables other than to the Lockbox Accounts.

                (e) The Servicer and the Indenture Trustee each further agree that they will not cause the Servicer to be replaced by a successor servicer except (i) in accordance with the terms of the Receivables Purchase Agreement and (ii) unless such successor servicer has acknowledged the terms of this agreement and agreed to be bound hereby.

                SECTION 2.05.  Enforcement Actions.  The  parties  hereto  agree
                               -------------------
that during an Enforcement Period:

                (a) Subject to any applicable restrictions in the Purchaser Documents, the Indenture Trustee may take any action to liquidate the Purchased Property or to foreclose or realize upon or enforce any of the rights of the Issuer with respect to the Purchased Property without the prior written consent of the Agent or any Lender or any other party hereto; provided, however, that with respect to Returned Goods, the
                 --------   -------
        Indenture Trustee shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any Purchased Property constituting Returned Goods without the prior written consent of the Agent, unless either (i) such Returned Goods have been segregated from, and are separately identifiable from, the Collateral or (ii) the Bank Claim shall have been first paid and satisfied in full in cash. The Indenture Trustee shall not have any rights to liquidate or foreclose on any Unsold Receivables.

                (b) Subject to any applicable restrictions in the Bank Loan Documents, the Agent may, at its option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Bank Claim and to foreclose or realize upon or enforce any of its rights with respect to (i) the Collateral and (ii) any Purchased Property constituting Returned Goods which has been redelivered to LS&Co. and become commingled with other inventory of LS&Co.; provided, however, that the Agent shall apply proceeds of any Purchased Property consisting of Returned Goods as provided in Section
        2.03 above.

                SECTION 2.06. Access to and Use  of  Collateral.  The  Indenture
                              ---------------------------------
Trustee and the Agent hereby agree that, notwithstanding the priorities set forth in this Agreement, the Indenture Trustee and the Agent shall have the following rights of access to and use of the Purchased Property and the Collateral, respectively:

                (a) Subject to any applicable restrictions in the Purchaser Documents, the Indenture Trustee may enter one or more premises of any Company, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any Company or the Issuer, whether before, during or after an Enforcement Period, in order to have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for any purpose permitted under the Purchaser Documents or for the purposes of enforcing the rights of the Indenture Trustee with respect to the Purchased Property.

                (b) Subject to any applicable restrictions in the Bank Loan Documents, the Agent may enter one or more premises of any Company, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any Company, the Issuer or the Indenture Trustee, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon, provided that such use is for any purpose permitted under the Bank Loan Documents or for the purposes of enforcing the Agent's rights (i) with respect to the Collateral and (ii) subject to the limits provided in Section 2.01 above, with respect to Purchased Property consisting of Returned Goods.

                SECTION 2.07. Agency for Perfection and Control.  The  Indenture
                              ---------------------------------
Trustee and the Agent hereby appoint each other as agent for purposes of perfecting by possession or by control their respective security interests and ownership interests and liens on any Collateral (which may include any Subordinated Note)and Purchased Property to the extent that such security or ownership interests cannot be perfected by the filing of a financing statement. In the event the Indenture Trustee, to the actual knowledge of an officer responsible for overseeing compliance with this Agreement, obtains possession of any of the Collateral, the Indenture Trustee shall hold such Collateral in trust and, at the request of the Servicer or the Agent, shall deliver such Collateral to the Agent. In the event that the Agent, to the actual knowledge of an officer responsible for overseeing compliance with this Agreement, obtains possession of any of the Purchased Property, the Agent shall hold such Purchased Property in trust and, at the request of the Servicer or the Indenture Trustee, shall deliver such Purchased Property to the Indenture Trustee.

                SECTION 2.08. UCC Notices. In the event that  any  party  hereto
                              -----------
shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Collateral, respectively, such notice shall be given in accordance with Section 3.01 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

                SECTION 2.09. Independent Credit  Investigations.  None  of  the
                              ----------------------------------
Indenture Trustee or the Agent or any of their respective directors, officers, agents or employees shall be responsible to the other or to any other Person for the solvency, financial condition or ability of the Issuer or the Companies to repay the Notes, the Purchaser Claim or the Bank Claim, as applicable, or for the value of the Purchased Property or the Collateral, or for statements of any Company or the Issuer oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claim, the Bank Claim, the Purchaser Documents, the Bank Loan Documents, the Indenture Trustee's lien on the Purchased Property or the Agent's security interest in the Collateral or any other collateral. The Agent and the Indenture Trustee have entered into their respective agreements with the Companies and the Issuer, as applicable, based upon their own independent investigations. None of the Agent or the Indenture Trustee makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.09.

                SECTION 2.10. Limitation on Liability of Parties to Each  Other.
                              -------------------------------------------------
The Indenture Trustee and the Agent each undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Indenture Trustee or the Agent. Except as expressly provided in this Agreement, the Agent shall have no liability to the Indenture Trustee and the Indenture Trustee shall have no liability to the Agent, except in each case for liability arising from the gross negligence or willful misconduct of such party or its representatives. In no event shall the Indenture Trustee or the Agent be liable to any other party hereto for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

                SECTION 2.11. Marshalling of Assets. Nothing in  this  Agreement
                              ---------------------
will be deemed to require either the Indenture Trustee or the Agent (a) to proceed against certain property securing any or all of the Bank Claim or the Purchaser Claim prior to proceeding against other property securing any such Claim or (b) to marshal the Collateral or the Purchased Property (as applicable) upon the enforcement of the Agent's or the Indenture Trustee's rights or remedies under the Bank Loan Documents or Purchaser Documents, as applicable.

                SECTION 2.12. Effect upon  Bank  Loan  Documents  and  Purchaser
                              --------------------------------------------------
Documents. By executing this Agreement, the Companies and the Issuer agree to be
---------
bound by the provisions hereof as they relate to the relative rights of the Agent and the Indenture Trustee with respect to the Collateral and the Purchased Property. Each of the Companies, the Issuer, the Indenture Trustee and the Agent acknowledge that the provisions of this Agreement shall not give the Companies or the Issuer any substantive rights as against any other Person and that nothing in this Agreement shall amend, modify, change or supersede the terms of
(x) the Bank Loan

Documents as between the Borrower, the other Companies, the Agent and the Lenders or (y) the Purchaser Documents as among the Companies, the Issuer and the Indenture Trustee. The Agent, individually and on behalf of the Lenders, hereby confirms that the Purchaser Documents in existence as of the date hereof have been furnished to it and that the Bank Loan Documents expressly permit the transactions contemplated thereby and hereby consents to the execution, delivery and performance by each Company of such Purchaser Documents. Notwithstanding the foregoing, the Agent, on the one hand, and the Indenture Trustee, on the other hand, agree that, as between themselves, to the extent the terms and provisions of the Bank Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

                SECTION 2.13. Further   Assurances.   Concurrently   with    the
                              --------------------
execution hereof, the Agent shall execute or otherwise authorize the filing of UCC-3 partial releases in the form of Exhibit A hereto to evidence the release
                                        ---------
of Collateral described in Section 2.01 hereof to be filed in the jurisdictions noted in Exhibit A. Each of the parties hereto agrees to take such actions as
         ---------
may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article II.

                                  ARTICLE III
                                  MISCELLANEOUS

                SECTION 3.01. Notices.  All  notices  and  other  communications
                              -------
provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received,
(b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.

                If to LS&Co. or the Transferor: 1155 Battery Street, San Francisco, California 94111, Attention: Treasurer,
                Telecopy: (415) 501-1342;

                If to LS Financial: 3125 Chad Drive, Eugene, Oregon 97408,
                Attention: Director, Telecopy: (541) 242-7577;

                If to the Indenture Trustee: 111 Wall Street, 14th Floor, NY, NY 10043, Attn: Structured Finance, Levi Strauss Series 2001-A, Telecopy (212) 657-4009; and

                If to the Agent:  1455 Market Street, San Francisco, CA 94103,
                Attn:  Kathleen Carry (Fax)(415) 503-5001;

or, as to any such party, at such other address as shall be designated by such party in a written notice to each of the other parties hereto.

                SECTION 3.02. Agreement Absolute. This Agreement  shall  be  and
                              ------------------
remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any other party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against any Company or the Issuer under the Bankruptcy Code and all references herein to any Company or the Issuer shall be deemed to apply to a debtor-in-possession or trustee for such party and all allocations of payments among the parties hereto shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

                SECTION 3.03. Successors and Assigns. This  Agreement  shall  be
                              ----------------------
binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Companies and the Issuer shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Agent, the Servicer and the Indenture Trustee, as the case may be, shall include any successor Agent, Indenture Trustee or Servicer, as the case may be, appointed under the terms of the Bank Loan Documents or the Purchaser Documents, as applicable. Each of the Agent and the Indenture Trustee, as the case may be, agrees to not transfer any interest it may have in the Bank Loan Documents or the Purchaser Documents, as the case may be, or to delegate its role as agent or trustee, as applicable, unless such transferee or delegate has been notified of the existence of this Agreement and has agreed to be bound hereby.

                SECTION 3.04. Third-Party   Beneficiaries.   The    terms    and
                              -------------------------
provisions of this Agreement shall be for the sole benefit of the parties hereto and their respective successors and assigns and no other Person shall have any right, benefit or priority by reason of this Agreement.

                SECTION 3.05. Amendments, Etc. No amendment  or  waiver  of  any
                              ---------------
provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and any such amendment or waiver shall be effective only in the specific instance and or the specific purpose for which given.

                SECTION 3.06. Section Titles.  The article and section  headings
                              --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                SECTION 3.07. Severability. Any provision of this Agreement that
                              ------------
is  prohibited  or  unenforceable   in  any  jurisdiction   shall,  as  to  such
jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 3.08. Execution in Counterparts. This Agreement  may  be
                              -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                SECTION 3.09. Governing   Law.  THIS  AGREEMENT,  INCLUDING  THE
                              ---------------
RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                SECTION 3.10. Submission  to  Jurisdiction.  (i)  Each  of   the
                              ----------------------------
parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any of the Bank Loan Documents or Purchaser Documents shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any Bank Loan Documents or Purchaser Documents to which it is a party in the courts of any jurisdiction.

                (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                SECTION 3.11. Consent to Service of Process. Each  party to this
                              -----------------------------
Agreement irrevocably consents to service or process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                SECTION 3.12. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT
                              --------------------
WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND

AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        LEVI STRAUSS FUNDING, LLC, as Transferor



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer




                                        LEVI STRAUSS FINANCIAL CENTER
                                        CORPORATION, as Seller and Servicer



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer




                                        LEVI STRAUSS & CO., as Borrower and
                                        Originator



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer




                                        LEVI STRAUSS RECEIVABLES FUNDING,
                                        LLC, as Issuer



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer

                              CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee


                              By:  _________________________________
                                   Name:
                                   Title:



                              BANK OF AMERICA, N.A., as Agent


                              By:  _________________________________
                                   Name:
                                   Title:

                   Exhibit A to Consent and Release Agreement
                   ------------------------------------------



See Attached.